ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade	$ 40,739	$ 46,646
Notes receivable	1,521	1,640
Less - allowance for credit losses	(2,749)	(2,254)	$ (1,318)	$ (1,107)
Notes And Loans Receivable Net	39,511	46,032
Less - non-current accounts receivable	(3,176)	(3,670)
Total current accounts receivable	$ 36,335	$ 42,362